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                                                Filed Pursuant to Rule 497
                                                Registration File No.: 33-54047




                          SUPPLEMENT TO PROSPECTUS OF
         MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                    DATED MARCH 2, 1998, REVISED MAY 1, 1998


     On April 22, 1999, the Board of Trustees of the Fund approved the following changes respecting the Portfolios listed below:

     (1) AMERICAN VALUE PORTFOLIO AND DIVIDEND GROWTH PORTFOLIO

     With respect to each of these Portfolios, effective May 1, 1999, the Board has amended the Fund's Investment Management Agreement to reduce the Portfolio's investment management fee rates to be paid to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") for assets exceeding specified levels, so that the fees payable under the Agreement will be calculated daily by applying the following annual rates to each of these Portfolios' net assets, determined as of the close of each business day:

o AMERICAN VALUE PORTFOLIO -- 0.625% of the portion of daily net assets not exceeding $500 million; and 0.60% of the portion of daily net assets exceeding $500 million.

o DIVIDEND GROWTH PORTFOLIO -- 0.625% of the portion of daily net assets not exceeding $500 million; 0.50% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; and 0.475% of the portion of daily net assets exceeding $1 billion.

     (2) MID-CAP GROWTH PORTFOLIO

       (a) Retention of Sub-Advisor -- The Board unanimously recommended that a sub-advisory agreement between the Investment Manager and TCW Funds Management, Inc. ("TCW") be submitted to the Portfolio's shareholders for approval at a special meeting expected to be held August 4, 1999. Under the proposed sub-advisory agreement, TCW would serve as sub-advisor to the Portfolio, providing investment advice and portfolio management services to the Portfolio, subject to the Investment Manager's supervision. Pursuant to the sub-advisory agreement, the Investment Manager would pay TCW monthly compensation equal to 40% of the fee the Investment Manager accrues from the Portfolio. Retention of the sub-advisor would not result in any change in the investment management fees currently paid by the Portfolio.

     A proxy statement detailing the proposed sub-advisory agreement, the reasons for the Board's action and information concerning TCW will be distributed to the Portfolio's shareholders.

       (b) Changes to Non-Fundamental Policies -- In connection with the proposed retention of TCW as sub-advisor, the Board unanimously approved various changes to the Portfolio's non-fundamental investment policies. These changes are intended to reflect TCW's proposed investment approach to managing the Portfolio and, thus, will not be implemented unless the Portfolio's shareholders approve the sub-advisory agreement.

       (c) Name Change -- The Board unanimously approved a change in the name of the Portfolio from "Mid-Cap Growth Portfolio" to "Mid-Cap Equity Portfolio." Implementation of this change is also subject to approval of the sub-advisory agreement by the Portfolio's shareholders.

     (3) UTILITIES PORTFOLIO

     The Board unanimously recommended that the Portfolio's shareholders approve changing the Portfolio's investment objective to: "seek both capital appreciation and current income." Currently, the Portfolio's objective is to "provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry." Adoption of this change would have the effect of (i) eliminating long-term growth of income as an objective of the Portfolio and (ii) permitting the Portfolio to invest primarily in the entire utilities industry, as opposed to the more limited public utilities industry.

     A proxy statement fully describing the proposed change in objective and the reasons for the Board's action will be distributed to the Portfolio's shareholders.


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     (4) NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO AND EMERGING MARKETS
PORTFOLIO


     The Board unanimously approved proposed transactions pursuant to which shares of each of these Portfolios would be redeemed and automatically reinvested in a comparable fund--the Emerging Markets Equity Fund of Morgan Stanley Dean Witter Universal Funds, for shares of the Emerging Markets Portfolio, and the Fixed Income Fund of Morgan Stanley Dean Witter Universal Funds, for shares of the North American Government Securities Portfolio. Implementation of each of these proposals is subject to the issuance of an order by the Securities and Exchange Commission authorizing the proposed transactions. If the order is granted and the transactions are implemented, the two Portfolios would be terminated.



April 22, 1999